UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2013

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Executive Incentive Compensation Plan Targets

On December 20, 2013, the Board of Directors of the Federal Home Loan Bank of Topeka (“FHLBank”), subject to the authority of the Director of the Federal Housing Finance Agency (“Finance Agency”) to prohibit compensation that is not reasonable and comparable to compensation paid to executives at other similar businesses (including other publicly held financial institutions or major financial services companies), adopted the target performance measures for awards under the Executive Incentive Compensation Plan (“EICP”) for the 2014 Base Performance Period and the 2015-2017 Deferral Performance Period (the “Target Document”). The EICP, which initially became effective on January 1, 2012, is a cash-based annual incentive plan with a long-term deferral component that establishes individual incentive compensation award opportunities related to achievement of performance objectives by FHLBank and by Participants during Performance Periods. The EICP provides eligible key employees (“Participants”) the opportunity to earn incentive compensation awards based on the FHLBank’s achievement of certain financial goals established by the Board of Directors. All capitalized terms used in this Item 5.02 disclosure pertaining to the EICP that are not otherwise defined shall have the meaning attributed to such term in the EICP. For more information regarding the EICP, see “Item 11 – Executive Compensation” of FHLBank’s 2012 Form 10-K.

The purpose of the EICP is to promote the long-term growth and profitability of FHLBank in accordance with the achievement of its long-term strategic objectives and mission; promote the mission and financial performance of FHLBank by providing incentives to key employees for accomplishing annual goals; promote key employee loyalty and dedication to FHLBank and its strategic objectives by rewarding performance that facilitates the growth and financial stability and success of FHLBank; and enhance FHLBank’s capacity to attract, retain, and motivate key employees by offering competitive short-term and long-term total incentive compensation opportunities.

The EICP establishes two performance periods. Participants may earn a Cash Incentive during the Base Performance Period and may also earn a Deferred Incentive during the Deferral Performance Period. For each Base Performance Period, the Board of Directors will present a Total Base Opportunity to Participants. The Total Base Opportunity is equal to a percentage of a Participant’s salary at the beginning of the Base Performance Period that will be provisionally awarded to a Participant as incentive compensation for achieving performance levels under each Performance Measure during the Base Performance Period.

Annually, the Board of Directors is responsible for establishing Performance Measures by approving a Target Document that sets forth the Total Base Opportunity, Performance Measures, and other applicable terms and conditions for the operation of the EICP. The Target Document defines three achievement levels for each Performance Measure: Threshold, Target and Optimum. Performance between Threshold-Target and Target-Optimum must be calculated by linear interpolation.

Eligibility for the EICP is limited to a select group of key management or other highly-compensated employees. The Target Document establishes three levels of participation by Participants based on the Participant’s position and responsibility as set forth in the Target Document. The Total Base Opportunity for the three levels of participation is as follows:

Participant	Total Base Opportunity
	Thresh	Target	Optimum
Level 1
CEO	40	80	120
Level 2
COO	32.5	65	97.5
Level 3
CRO	25	50	75
General Counsel	25	50	75
CAO	25	50	75

In the event FHLBank’s performance during the Base Performance Period results in the achievement of a Total Base Opportunity that exceeds 100% of a Participant’s base salary at the start of the Base Performance Period, the Target Document provides that the Total Base Opportunity shall be capped at 100% of the Participant’s base salary.

The Target Document establishes separate metrics for the Base Performance Period Metrics and the Deferral Performance Period Metrics. The Base Performance Period Metrics are measured by the results achieved in attaining specified performance levels in the following six areas:

•	Adjusted Return Spread on Regulatory Total Capital

•	Net Income after Capital Charge

•	Retained Earnings

•	Core Mission Assets Ratio

•	Risk Management – Market, Credit and Liquidity

•	Risk Management – Compliance, Business and Operations

The targets are measured by the results achieved in attaining specified performance levels in the six areas, which are weighted as follows for each of the Participants:

	Chief Executive		General Counsel /
	Officer/Chief		Chief Accounting
Objective	Operating Officer	Chief Risk Officer	Officer
1. Adjusted Return Spread on Regulatory Total Capital	20%	10%	15%
2. Net Income after Capital Charge	20%	10%	15%
3. Retained Earnings	10%	20%	10%
4. Core Mission Assets (CMA) Ratio	10%	10%	10%
5. Risk Management- Market, Credit, Liquidity	20%	25%	25%
6. Risk Management- Compliance, Business, Operations	20%	25%	25%
Total	100%	100%	100%

The Deferral Performance Period is the three-year period over which FHLBank’s performance is measured based on parameters set forth in the Target Document and during which a Deferred Incentive can be earned. The Deferred Incentive means 50% of the Total Base Opportunity, which shall be deferred for the Deferral Performance Period and is subject to adjustment based upon the extent of achievement of the Performance Measures during the Deferral Performance Period. The Deferral Performance Period Metrics are measured by evaluating the following:

	Minimum	Threshold	Target	Optimum
Total Return	>9/12 vs FHLBanks	9/12 vs FHLBanks	6/12 vs FHLBanks	2/12 or 1/12 vs
				FHLBanks

Deferred Incentive
Performance Measure Percentage	0%	75%	100%	125%
Weighting	0.50	0.50	0.50	0.50
Dollar Value (Deferred	$	$	$	$
Incentive x Performance Measure Percentage x Weight)
Market Value of Equity (MVE)	>9/12 vs FHLBanks	9/12 vs FHLBanks	6/12 vs FHLBanks	2/12 or 1/12 vs
/ Total Regulatory Capital				FHLBanks
Stock (TRCS)

Deferred Incentive
Performance Measure Percentage	0%	75%	100%	125%
Weighting	0.50	0.50	0.50	0.50
Dollar Value (Deferred	$	$	$	$
Incentive x Performance Measure Percentage x Weight)
Final Deferred Incentive Award (Dollar value for Total Return + Dollar Value for MVE/TRCS)

Total awards payable under the EICP are not determinable at this time.

The foregoing summary is qualified in its entirety by reference to the Targets Document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 20, 2013, FHLBank’s Board of Directors approved various amendments to FHLBank’s Code of Ethics (“Code”). The revisions to the Code include several technical or administrative amendments. In addition, the Code was revised to amend the Community Lending Programs section of Principle 3: Conflicts of Interest. The amendment prohibits Employees and their Immediate Family Members from having a Financial Interest in a project or organization receiving funding from the Housing and Community Development Department, but does not prohibit an Employee’s Immediate or Related Family members from participating in FHLBank’s Homeownership Set-aside Program.

The foregoing summary of amendments is qualified in its entirety by reference to the full text of the Code, as amended and restated, a copy of which is attached hereto as Exhibit 14.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Executive Incentive Compensation Plan Targets, dated December 20, 2013

14.1 Code of Ethics, dated December 20, 2013

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

December 24, 2013	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: SVP, General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Executive Incentive Compensation Plan Targets, dated December 20, 2013
14.1	Code of Ethics, dated December 20, 2013